UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                         _____________________________
                                  FORM 8-K/A
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                Date of Report:
                       (Date of earliest event reported)
                                October 1, 2009
                         ____________________________

                        Microwave Filter Company, Inc.
              (Exact name of registrant as specified in charter)


          New York                    0-10976                   16-0928443
----------------------------  ------------------------    --------------------
(State or Other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification  No.)




6743 Kinne Street,   East Syracuse, New York               13057
----------------------------------------------           ----------
(Address of principal executive offices)                 (Zip Code)


                                (315) 438-4700
                                --------------
              Registrant's telephone number, including area code



                                      N/A
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under
      the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



This Amendment No. 1 amends the Current Report on Form 8-K filed on October 5, 2009 to supplement the disclosure included under Item 4.01 thereof.

Item 4.01. Changes in Registrant's Certifying Accountant. On October 1, 2009, Microwave Filter Company, Inc.(the "Company") changed its certifying accountant to the newly formed EFP Rotenberg LLP. EFP Rotenberg LLP ("EFP Rotenberg") was formed as result of a merger between Rotenberg and Company LLP ("Rotenberg"), the Company's former certifying accountant and EFP Group. All of the partners and employees of Rotenberg and EFP Group have joined the new firm, EFP Rotenberg. EFP Rotenberg succeeds Rotenberg and Company LLP as the Company's certifying accountant. The merger is intended to have no material impact to the relationship between the Company and its certifying accountant.

The reports of Rotenberg with respect to the Company's financial statements for the Company's last two fiscal years as well any subsequent quarterly reports did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements with Rotenberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Rotenberg to make reference to the subject matter of the disagreement in connection with its report and Rotenberg did not advise the Company of any "reportable events" (as described in Item 304 of Regulation S-K).

The Company has provided Rotenberg with a copy of this Current Report on Form 8-K/A and has requested that Rotenberg furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission (the "SEC Letter") stating whether or not Rotenberg agrees with the disclosure with respect to Rotenberg set forth above. The SEC Letter is attached hereto as Exhibit 16.1.

During the Company's two most recent fiscal years and the subsequent interim period through October 1, 2009, the Company has not consulted EFP Rotenberg regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company's financial statements or a reportable event, nor did the Company consult with EFP Rotenberg regarding any disagreements with its prior certifying accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior certifying accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits
        (d) Exhibits.
            The following exhibits are filed herewith:

            Exhibit
            Number          Description
            -----           -----------
            16.1            Letter from Rotenberg and Company, LLP to the
                            United States Securities and Exchange Commission dated October 13, 2009.



                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROWAVE FILTER COMPANY, INC.

Date:  October 13, 2009          /S/  Richard L. Jones
                                      Richard L. Jones,
                                      Chief Financial Officer